                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

           WISCONSIN                       333-28751              39-1580331
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2005, Neenah Foundry Company amended its bank Loan and Security Agreement (the "Credit Facility"). The amendment became effective as of July 28, 2005. The following principal changes were made to the Credit Facility: (i) the revolving loan commitment under the Credit Facility was increased from $70,000,000 to $92,085,000 (provided, however, that the outstanding aggregate amount of revolving loans, letters of credit and term loans provided under the Credit Facility may not exceed the revolving loan commitment at any time), (ii) the interest rates applicable to revolving loans and term loans were reduced,
(iii) the maturity of the Credit Facility was extended by one year, to October 8, 2009, (iv) the Company was provided additional flexibility to pay deferrable interest on its outstanding 13% Senior Subordinated Notes due 2013 and to make repayments, prepayments, redemptions and repurchases of the subordinated notes,
(v) the Company was authorized to sell Mercer Forge Corporation and/or Gregg Industries, Inc., subject to certain conditions, and (vi) the principal financial covenant in the Credit Facility was revised in a manner that is more favorable to the Company than before.


A copy of the amendment to the Credit Facility is attached as Exhibit 10.1 and is incorporated by reference into this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

    Number                           Description
    ------                           -----------

     10.1 Amendment No. 1 dated July 28, 2005, to Loan and Security Agreement dated as of October 8, 2003, by and among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Fleet Capital Corporation, as agent

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEENAH FOUNDRY COMPANY


                                       /s/ Gary W. LaChey
                                       ------------------
Date: August 3, 2005                   Name:  Gary W. LaChey
                                       Title: Corporate Vice President - Finance

                                  EXHIBIT INDEX

 Number                               Description
 ------                               -----------

  10.1 Amendment No. 1 dated July 28, 2005, to Loan and Security Agreement dated as of October 8, 2003, by and among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Fleet Capital Corporation, as agent